UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report- April 19, 2018 (Date of earliest event reported)

US GEOTHERMAL INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-117287	84-1472231
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

390 E Parkcenter Blvd, Suite 250, Boise, Idaho 83706
(Address of principal executive offices) (Zip Code)

208-424-1027
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR240.12b -2 of this chapter).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the special meeting (the “Special Meeting”) of shareholders of U.S. Geothermal Inc. (the “Company”) held on April 19, 2018, the shareholders of the Company: (1) adopted and approved the Agreement and Plan of Merger entered into on January 24, 2018, among U.S. Geothermal, Ormat and OGP Holding, and the transaction contemplated by the merger agreement, pursuant to which U.S. Geothermal would become a wholly owned subsidiary of Ormat; (2) approved the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies to adopt and approve the merger agreement; and (3) approved on an advisory basis the compensation that may be paid or become payable to the Company’s named executive officers as a result of the merger.

The final voting results of each of the proposals submitted to a vote of the shareholders of the Company at the Special Meeting are set forth below.

(1)   Adopt and approve the Agreement and Plan of Merger:

NUMBER OF SHARES
			Broker Non-
Voted For	Voted Against	Abstain	votes
13,236,961	715,398	33,506	N/A

(2)   Adjourn the special meeting, if necessary or appropriate, to obtain additional proxies in favor of the proposal to approve the merger agreement:

	NUMBER OF SHARES
			Broker Non-
Voted For	Voted Against	Abstain	votes
13,086,500	854,995	44,370	N/A

Although Proposal 2 was approved, adjournment of the meeting was not necessary or appropriate because the Company’s stockholders approved the merger agreement.

(3)   Advisory vote on the compensation of the Company’s named executive officers pursuant to the merger agreement:

	NUMBER OF SHARES
			Broker Non-
Voted For	Voted Against	Abstain	votes
12,229,501	1,572,196	184,168	N/A

Each proposal is described in detail in the definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on March 20, 2018. The merger contemplated by the merger agreement is expected to close on April 24, 2018, subject to customary closing conditions.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: risks related to the consummation of the merger, including the risks that the merger may not be consummated within the anticipated time period, or at all, conditions to the consummation of the merger under the merger agreement may not be satisfied, and the significant limitations on remedies contained in the merger agreement may limit or entirely prevent the Company from specifically enforcing the obligations of Ormat’s under the merger agreement or recovering damages for any breach by Ormat and other factors described under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as updated or supplemented by subsequent reports that the Company has filed or files with the SEC. Potential investors, shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company assumes no obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 20, 2018	U.S. Geothermal Inc.

By: /s/ Kerry D. Hawkley
Kerry D. Hawkley
Chief Financial Officer